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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 13, 2002
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                        (Date of earliest event reported)



                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


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
         Maine                          0-16947               01-0437984
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
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)
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P.O. Box 9540, Two Portland Square, Portland, Maine           04112-9540
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(Address of principal executive offices)                       (Zip Code)


                                 (207) 761-8500
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         (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 9.  REGULATION FD DISCLOSURE.


      On August 13, 2002, the Chief Executive Officer and the Chief Financial Officer of Banknorth Group, Inc. filed sworn statements with the Securities and Exchange Commission ("SEC") in accordance with the SEC's Order No. 4-460, dated June 27, 2002, and pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

      A copy of each sworn statement is attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKNORTH GROUP, INC.



Date: August 13, 2002                   By: /s/ William J. Ryan
                                            ------------------------------------
                                             Name:   William J. Ryan
                                             Title:  Chairman, President and
                                                      Chief Executive Officer
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                                  EXHIBIT INDEX


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
Exhibit 99.1 Statement under oath of Principal Executive Officer, dated August 13, 2002

Exhibit 99.2 Statement under oath of Principal Financial Officer, dated August 13, 2002
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